                                               OppenheimerFunds, Inc.
                                           498 Seventh Avenue - 10th Floor
                                                 New York, NY 10018

                                                                       April 26, 2002

Securities and Exchange Commission
Mail Stop 0-7, Filer Support
6432 General Green Way
Alexandria, VA 22312

         RE:      Centennial America Fund, L.P.
                  Registration No. 33-12463; File No. 811-5051
                  Written Representation of Counsel
                  -----------------------------------------

To the Securities and Exchange Commission:

         On behalf of Centennial  America Fund, L.P. (the "Fund") and pursuant to paragraph (e) of Rule 485 under the
Securities  Act of 1933,  as amended (the "1933 Act"),  and in  connection  with the  Amendment on Form N-1A which is
Post-Effective  Amendment  No. 22 to the 1933 Act  Registration  Statement  of the Fund and  Amendment  No. 21 to its
Registration  Statement under the Investment Company Act of 1940, as amended,  the undersigned  counsel, who prepared or  reviewed  such  Amendment,  hereby  represents  to the  Commission,  for filing  with such  Amendment,  that said
Amendment does not contain  disclosures  which would render it ineligible to become  effective  pursuant to paragraph
(b) of Rule 485.

                                                              Sincerely,

                                                              /s/ Mitchell J. Lindauer

                                                              Mitchell J. Lindauer
                                                              Vice President &
                                                              Assistant General Counsel
                                                              (212) 323-0254
                                                              mlindauer@oppenheimerfunds.com
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